                               THE PARNASSUS FUND

                              Cross Reference Index


                    ITEM                              REFERENCE
                    ----                              ---------

Part A.   Information Required in a Prospectus





Item 1.   Cover Page                              Cover Page (p.1)
Item 2.   Synopsis; Fee Information               Fund Expenses (p.2)
Item 3.   Financial Highlights                    Financial Highlights (p.3)
Item 4.   General Description of Registrant       Investment Objective (p.4)
                                                  Principal Investment Restrictions (p.6);
                           General Information (p.15)
Item 5.   Management of the Fund                  Management (p.7); The Adviser (p.8)
                           General Information (p.15)
Item 6.   Capital Stock and other Securities      Distributions and Taxes (p.13);
                          How to Purchase Shares (p.9)
                                Management (p.7)
Item 7.   Purchase of Securities Being            How to Purchase Shares (p.9)
          Offered
Item 8.   Redemption or Repurchase                How to Redeem Shares (p.12)

Item 9.   Legal Proceedings                       Management (p.8)





Part B    Information Required in a Statement of Additional Information

Item 10.  Cover Page                              Cover Page (B-1)
Item 11.  Table of Contents                       Table of Contents (B-1)
Item 12.  General Information & History           General (B-8)
Item 13.  Investment Objective & Policies         Investment Objectives  & Policies (B-2)
Item 14.  Management of the Registrant            Management (B-4)
Item 15.  Control Person & Principal Holders      None
                   of Securities
Item 16.  Investment Advisory & Other             The Adviser (B-5)
                   Services
Item 17.  Brokerage Allocation & Other            The Adviser (B-5); Portfolio
                   Practices                      Transactions and Brokerage (B-6)
Item 18.  Capital Stock & Other Securities        General (B-8)
Item 19.  Purchase, Redemption & Pricing of       Net Asset Value (B-6)
                   Securities Being Offered
Item 20.  Tax Status                              Prospectus (p.13)
Item 21.  Underwriters                            Portfolio Transactions and Brokerage (B-5)
Item 22.  Calculation of Performance Data         Performance Advertising and Calculation of Total
                                                  Return and  Yield (B-4); Prospectus (p.14)
Item 23. Financial Statements                     Financial Statements (B-9)

--------------------------------------------------------------------------------

THE PARNASSUS FUND


PROSPECTUS-MAY 1, 1997 AS REVISED JUNE 23, 1997


The Parnassus Fund (the "Fund") is a diversified open-end management investment company, managed by Parnassus Investments (the "Adviser"). The Fund's principal investment objective is to achieve long-term growth of capital; current income is a secondary objective. The Adviser chooses the Fund's investments using social as well as financial criteria. In general, the Adviser will choose investments that it believes will have a positive social impact.

This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information (SAI) dated May 1, 1997 containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by calling or writing the Fund at the address listed above.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Fund Expenses                      2        How to Purchase Shares      9
Financial Highlights               3        How to Redeem Shares       12
The Legend of Mt. Parnassus        3        Distributions and Taxes    13
Investment Policy                  4        Performance Information    14
Principal Investment Restrictions  6        General Information        15
Management                         7

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND EXPENSES
--------------------------------------------------------------------------------
The following table illustrates all expenses and fees that a shareholder of the Fund will incur.


SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases.....................3.5%
Maximum Sales Load Imposed on Reinvested Dividends..........None
Redemption Fees.............................................None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Management Fees.............................................0.68%
12b-1 Fees..................................................None
Other Operating Expenses....................................0.50%
     Transfer Agent & Accounting Fees+...........0.25%
     Shareholder Service Fees....................0.10%
     Reports to Shareholders.....................0.06%
Total Fund Operating Expenses...............................1.18%

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The following example illustrates the expenses that you would pay on a $1000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.

--------------------------------------------------------------------------------
         ONE YEAR        THREE YEARS       FIVE YEARS       TEN YEARS
--------------------------------------------------------------------------------
           $47               $71              $98             $173

The expenses shown above are cumulative--not ones you pay every year. For example, the $173 figure for ten years is not the annual expense figure, but the total cumulative expenses a shareholder would have paid for the entire ten-year period. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown. For a fuller description of expenses, see pages 8 and 9 of this prospectus.

From time to time, the Fund may direct brokerage commissions to firms that may pay certain expenses of the Fund subject to "best execution." This is done only when brokerage costs are reasonable and the Fund determines that the reduction of expenses is in the best interest of the shareholders. See page B-6 of the SAI for more information. Since this happens on an irregular basis, the effect on the expense ratios cannot be calculated with any degree of certainty.

+The Fund compensates Parnassus Investments for its services as Transfer Agent and Accounting Agent in the form of fixed fees, which are not based upon a percentage of the average net assets of the Fund.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected  data for each share of capital  stock  outstanding,  total  return and ratios/supplemental  data for each of the ten years in the period ended December
31 are as follows:
                                   1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                                   -------------------------------------------------------------------------------------------------
Net asset value at beginning of
period                             31.77     32.82     31.81     29.94     23.53     16.09     20.62     20.46     16.16     18.09
                                   -------------------------------------------------------------------------------------------------
Income From Investment Operations:
Net investment income(loss)        (0.06)     0.15      2.73      0.27      0.01      0.06      0.16      0.27     (0.05)    (0.04)
Net realized and unrealized gain
(loss) on securities                3.77      0.07      1.00      4.84      8.60      8.29     (4.52)     0.30      6.90     (1.19)
                                   -------------------------------------------------------------------------------------------------
 Total from Investment Operations   3.71      0.22      3.73      5.11      8.61      8.35     (4.36)     0.57      6.85     (1.23)
                                   -------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment
income                                .-     (0.16)    (0.47)    (0.25)    (0.04)    (0.06)    (0.17)    (0.18)       .-     (0.03)
Distributions from net realized
gain on securities                 (1.09)    (1.11)    (2.25)    (2.99)    (2.16)    (0.85)       .-     (0.23)    (2.55)    (0.67)
                                   -------------------------------------------------------------------------------------------------
    Total Distributions            (1.09)    (1.27)    (2.72)    (3.24)    (2.20)    (0.91)    (0.17)    (0.41)    (2.55)    (0.70)
                                   -------------------------------------------------------------------------------------------------
Net asset value at end of period   34.39     31.77     32.82     31.81     29.94     23.53     16.09     20.62     20.46     16.16
                                   =================================================================================================
Total Return *                     11.68%     0.62%    11.98%    17.31%    36.80%    52.56%   (21.16%)    2.85%    42.44%    (7.95%)

Ratios/Supplemental Data:
Ratio of expenses to average net
assets                              1.10%     1.02%     1.14%     1.26%     1.47%     1.51%     1.77%     1.65%     2.15%     2.13%
Ratio of net investment
income(loss)
to average net assets              (0.17%)    0.54%     0.43%     0.13%     0.02%     0.26%     0.87%     1.21%    (0.49%)   (0.24%)
Portfolio turnover                 59.60%    29.10%    28.10%    21.00%    32.80%    24.61%    38.25%    11.45%    32.34%    31.69%
Average commission per share **    $0.033       .-       .-        .-        .-        .-        .-        .-        .-        .-
Net Assets,End of Period (000's)  $268,235  $259,133  $160,994  $98,774   $56,237   $31,833   $20,738   $23,048   $10,863    $5,374

* Total return figures do not adjust for the sales charge.
** Average commission rate is calculated for the periods beginning on or after January 1, 1996.

Note: This information is taken from audited financial statements that were published in the Fund's annual reports and was audited by Deloitte & Touche LLP.

THE LEGEND OF MT. PARNASSUS
--------------------------------------------------------------------------------

Parnassus is a mountain in central Greece whose twin peaks rise more than 8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle. Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne and she controlled the oracle along with her serpent-son, Python, and her priestess-daughters who controlled the rites. Eventually, the Greek god, Apollo, took over the site, doing away with Python, but keeping the priestesses.

The most "Greek" of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and skilled archer. Legend has it that Python,an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the dragon by shooting a hundred arrows into its body.

There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo's temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle.

The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time and frequently, the proud were humbled and the lowly were justified.


INVESTMENT POLICY
--------------------------------------------------------------------------------

Objective

The Fund's investment objective is to achieve long-term growth of capital with current income as a secondary objective. The Fund will attempt to achieve these objectives by investing primarily in "equity securities" based on the criteria described below. "Equity securities" consist of common stocks or securities having the characteristics of common stocks which include convertible preferred stocks, convertible debt securities or warrants (up to 5% of total assets). There can be no assurance that the Fund will achieve its objective.

The Fund's portfolio will emphasize equity securities issued by established companies. Established companies are defined as those that (1) are traded on the New York Stock Exchange, (2) are listed as a "Fortune 500" company or (3) are traded either on the American Stock Exchange or the NASD's National Market System and are mature (more than ten years of continuous operation) and pay a dividend. The Fund may, however, invest in equity securities of companies that may not pay a dividend and may be traded over-the-counter; usually, not more than 30% of the Fund's assets will be so invested. Securities of companies in this 30% category may not have the same liquidity as those of larger companies. In general, the Fund will not invest in companies with less than $150 million in annual sales.

Policies

The Fund's Adviser uses three basic criteria in selecting equity securities for the Fund's portfolio:

1) the stock must be selling at a depressed price compared to the market as a whole and compared to its price history for the past five years (see I below);

2) the issuer must be financially sound with good prospects for the future (see II below); and

3)   the  issuer  must  have,  in  the  Adviser's  judgment,   enlightened  and
     progressive management (see III below).

For a stock to be purchased by the Fund, it must meet all of the above criteria. How the Adviser determines if a stock meets these criteria is discussed below.

     I. The Contrarian Principle. The first criterion listed above can be called "contrarian" since it leads to the purchase of stocks that are out of favor with the investment community. The Adviser expects each stock selected to have:

         1) a market price whose ratio to book value per share is lower than its historical average over the past five years;
         2) a market price that has declined to 65% or less of the highest market price achieved during the past five years; and
         3) a market price whose ratio to sales per share is below its historical average over the past five years.

The ratios given above are not absolute limits, but represent guidelines followed by the Adviser. A stock may be selected for the Fund's portfolio even if it does not meet all of the above tests, but will not be selected if it does not meet any of such tests.

     II. FINANCIAL CONSIDERATIONS. The Adviser will apply financial criteria to each stock that meets its "contrarian" standards in an effort to determine whether the issuer is financially sound and has good prospects for the future. The Adviser will consider the following factors in determining whether or not a company is financially sound:

          1) financial strength, in the form of net assets, as determined by an analysis of the company's balance sheet;

          2) total annual sales of the company compared to its sales five years ago;

          3) outlook for future earnings;

          4) the company's net cash flow; and

          5) dividend and earnings history for the past ten years.

     III. "RENAISSANCE" FACTORS. There are also five qualitative factors that, in the Adviser's opinion, constitute "enlightened and progressive management" of issuers. These factors--known as "Renaissance" Factors--are:

          1) the quality of the company's products and services;
          2) the degree to which the company is marketing-oriented and stays close to the customer;
          3) the sensitivity of the company to the communities where it operates;
          4) the company's treatment of its employees; and
          5) the company's ability to innovate and respond well to change.

Although the Fund will emphasize positive reasons for investing in a company, our operating policies call for excluding companies that manufacture alcohol or tobacco products or are involved with gambling. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

On the positive side, the Fund looks for a number of important attributes to determine if a firm is a "Renaissance" company. These include a good environmental protection policy, an effective equal employment opportunity program, a record of civic commitment and a history of ethical business dealings.


Other Policies

Under normal circumstances, the Fund will have virtually all of its assets invested in equity securities. However, for temporary defensive purposes, or pending the investment of the proceeds from sales of shares of the Fund or sales of portfolio securities, all or part of the assets may be invested in money market instruments or in investment grade, long-term debt securities, and the Fund may also enter into repurchase agreements, which basically involve the purchase by the Fund of debt securities and their resale at an agreed-upon price. While the Fund intends to be fully "collateralized" as to such agreements, and the collateral will be marked to market daily, if the person obligated to repurchase from the Fund defaults or enters bankruptcy, there may be delays and expenses in liquidating the securities, a possible decline in their value and potential loss of interest. See the Statement of Additional Information for further details.

PRINCIPAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The Fund is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The Fund's investment objective is such a policy, as are restrictions that provide that the Fund may not: (i) invest more than 5% of the value of its net assets in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities); (ii) purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer; (iii) invest more than 25% of the value of its total assets in securities of issuers in any one industry; or (iv) borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the Fund's total assets. (The Fund will not make additional investments while such borrowings are outstanding.) It is possible for the Fund to make limited investments in the securities of other investment companies. Additional information about the Fund's investment restrictions is contained in the Statement of Additional Information.

It is the position of the Securities and Exchange Commission (and an operating although not a fundamental policy of the Fund) that open-end investment companies such as the Fund should not make certain investments if thereafter more than 15% of the value of their net assets would be so invested. The investments included in this 15% limit are: (i) those which are restricted, i.e., those which cannot freely be sold for legal reasons (which the Fund does not expect to own); (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); (iii) re-purchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase.


MANAGEMENT
--------------------------------------------------------------------------------

The Fund's Board of Trustees decides on matters of general policy and supervises the activities of the Fund's Adviser. The Fund's officers conduct and supervise the daily business operations of the Fund. The Trustees and officers are listed below, together with their principal occupations during at least the past five years.

Jerome L.  Dodson*,  President  and  Trustee,  is also  President  of  Parnassus
Investments. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings and Loan Association in San Francisco. From 1982 to 1984, he was President of Working Assets Money Fund and he also served as a Trustee from 1988 to 1991. He is a graduate of the University of California at Berkeley and of Harvard University's Graduate School of Business Administration where he concentrated in finance. Mr. Dodson is the Fund's portfolio manager.

Gail L. Horvath, Trustee, is co-owner and director of new product development at Just Desserts, a San Francisco-based bakery and cafe. A co-founder of Just Desserts, her experience includes market research, product planning and product development. For four years, she served as a director of Continental Savings of America. She is a graduate of Ohio State University.


David L. Gibson, Trustee, is an attorney in private practice specializing in taxation and personal financial planning. From 1973 to 1984, he was with the Crown Zellerbach Corporation where he served as tax counsel and, later, as Director of Public Affairs. Mr Gibson is active in civic affairs and his special interests include senior citizens and environmental protection. He holds a bachelor's degree in business administration from Virginia Polytechnic Institute, an MBA from Golden Gate University, a JD from Washington and Lee University and an LLM from William and Mary.

Howard Fong, Vice President and Treasurer, is also Vice President of Parnassus Investments. Mr. Fong began his career as an examiner with the California Department of Savings and Loan. In 1979, he joined Continental Savings where he worked until 1988, most recently as Senior Vice President and Chief Financial Officer. He joined the Parnassus Fund in 1988. Mr. Fong graduated from San Francisco State University with a degree in business administration.

Richard D. Silberman, Secretary, is an attorney specializing in business law. He has been general counsel to the Parnassus Fund since its inception. He holds a bachelor's degree in business administration from the University of Wisconsin, a Bachelor of Laws, also from the University of Wisconsin and a Master of Law from Stanford University. He is a member of both the Wisconsin and California Bars.

*Denotes "interested trustee" as defined in the Investment Company Act of 1940.


The Adviser

Parnassus Investments (the "Adviser"), One Market-Steuart Tower #1600, San Francisco, California 94105 acts as investment adviser to the Fund, subject to the control of the Fund's Board of Trustees, and as such supervises and arranges the purchase and sale of securities held in the portfolio of the Fund. The Adviser has had twelve years experience managing the Fund.

For its services, the Fund, under an Investment Advisory Agreement (the "Agreement") between the Fund and the Adviser, pays the Adviser a fee, computed and payable at the end of each month, at the following annual percentages of the Fund's average daily net assets: 1.00% of the first $10 million in assets; 0.75% of the amount above $10 million in assets up to $30 million; 0.70% of the amount above $30 million up to $100 million; 0.65% of the amount above $100 million up to $200 million; 0.60% of the amount above $200 million up to $400 million; 0.55% of the amount above $400 million up to $600 million; and 0.50% of the amount above $600 million. For 1996, the Fund paid the Adviser 0.68% of its average net assets.

In addition to the fee payable to the Adviser, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends;
(viii) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund;
(x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute and the Social Investment Forum; (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify its officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may consider research provided by brokerage firms or whether those firms sold shares of the Fund. See page B-6 of the SAI for more information on brokerage and portfolio transactions.

Pending Legal Proceedings

         On May 28, 1997, the Securities and Exchange Commission instituted public administrative and cease-and-desist proceedings, In the Matter of Parnassus Investments, Jerome L. Dodson, Marilyn M. Chou, and David L. Gibson, (Admin. Proc. File No. 3-9317)(the "Order"), alleging that the Adviser, Jerome
L. Dodson ("Dodson"), and two other named individuals, a current and former Trustee, caused and willfully aided and abetted violations of Rule 22c-1 under the Investment Company Act of 1940 ("ICA") in connection with the pricing of Margaux, Inc. securities from December 1990 through January 1993. In addition, the Order alleges that Dodson and the Adviser caused and willfully aided and abetted violations of Sections 13(a)(3) and 21(a) of the ICA in connection with an alleged loan in violation of the Fund's fundamental policies.

         The Order also charges that between January 1989 and June 1995 the Adviser willfully violated Section 17(e)(1) of the ICA in connection with the receipt of so-called "soft-dollar" credits and that Dodson caused and willfully aided and abetted the alleged violation. Additionally, the Order charges that the Adviser and Dodson willfully failed to disclose the Adviser's soft dollar arrangements on Form ADV in violation of the Investment Advisers Act of 1940, as amended.

         The Adviser, Dodson and each of the other named individuals believe that there is no basis for the charges and intend to vigorously contest them.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

Because the sales charge on its shares is lower than that charged by many other investment companies which impose a sales charge, the Parnassus Fund is what is commonly called a "low load" fund.

Shares of the Fund may be purchased by sending a check directly to the Adviser, which is also the Fund's principal underwriter ("Distributor") (see "Direct Purchase of Shares" below), or by ordering shares through a broker-dealer which is a member of the National Associations of Securities Dealers, Inc. and has signed a sales agreement with the Distributor (see "Purchases through a Broker-Dealer" below). The purchase price per share is the offering price, which is the net asset value per share as of the next calculation after the order is placed, plus a sales charge calculated as follows:

    SALES CHARGE AS A PERCENTAGE OF
-----------------------------------------------------------------------------------------------------------------
                                                                                                DEALER DISCOUNT
                                                         OFFERING              NET ASSET        AS A PERCENTAGE
     AMOUNT OF TRANSACTION AT OFFERING PRICE              PRICE                 VALUE           OF OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------
     Less than $15,000                                     3.5%                 3.63                3.5%
     $15,000 but less than $25,000                         3.0                  3.09                3.0%
     $25,000 but less than $50,000                         2.5                  2.56                2.5%
     $50,000 but less than $100,000                        2.0                  2.04                2.0%
     $100,000 but less than $250,000                       1.5                  1.52                1.5%
     $250,000 but less than $500,000                       1.0                  1.01                1.0%
     $500,000 but less than $1,000,000                     0.5                  0.50                0.5%
     $1,000,000 or more                                                    No Sales Charge


Investors in the following categories may combine their purchases into a single transaction to qualify for a reduced sales charge: 1) an individual, his or her spouse and their children purchasing for his, her or their own account and 2) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account.

Certain categories of people may invest in the Parnassus Fund without paying a sales charge. These categories include Trustees, officers and employees of the Parnassus Fund and the Fund's investment adviser, representatives registered with the National Association of Securities Dealers, custodial accounts qualifying under Section 403(b) or Section 401(k) of the Internal Revenue Code, pension, profit-sharing or other employee benefit plans qualified under section 401 of the Internal Revenue Code and discretionary accounts of bank trust departments and registered investment advisers. Investors may be charged a transaction or other fee in connection with purchases or redemptions of Fund shares at net asset value (i.e. without a sales charge) on their behalf by an investment adviser, a brokerage firm or other financial institution.



Statement of Intention (Letter of Intent)

A single investor may also obtain the reduced sales charges shown above by completing a Statement of Intention. By expressing in writing an intent to invest $15,000 or more within a thirteen month period, a single investor may also obtain the reduced sales charges shown above. You can obtain a form for this purpose by writing or calling the Fund or you can write your own letter of intent.

While a shareholder is not obligated to fulfill a letter of intent, if the goal is not met, the purchaser is required to pay the difference between the sales charge actually paid and the one that would otherwise have been due had no Statement of Intention been signed.

Rights of Accumulation

A single investor may also obtain a cumulative quantity discount (known as a right of accumulation) by adding his or her current purchase to the net asset value (at the close of business on the previous day) of all shares previously purchased and still owned in the Fund. The applicable sales charge is then based on this total. A shareholder may also add the total of any investment in the Parnassus Income Fund to the Parnassus Fund total for purposes of calculating the sales charge. To benefit from any right of accumulation (ROA), a shareholder must identify any ROA links to other accounts and communicate these links to the Fund's shareholder service staff.

Other Information

The Fund also offers additional services to investors, including plans for the systematic investment and withdrawal of money as well as IRA and SEP plans. Information about these plans is available from the Distributor.

The minimum initial investment in the Fund is $2,000 except for retirement plans, accounts opened pursuant to Uniform Gift to Minor's Act (UGMA), and PAIP accounts which have a $500 minimum initial investment. The minimum additional investment is $50. The distributor reserves the right to reject any order.

Direct Purchase of Shares

An investor should complete and mail an application form and send it along with a check payable to the Parnassus Fund. It should be sent to the Fund at the following address:

The Parnassus Fund
One Market-Steuart Tower #1600
San Francisco, California 94105

An initial investment must be at least $2,000 except for PAIP accounts, UGMA accounts, and certain employee benefit plans or tax qualified retirement plans (e.g. IRA, SEP) which have a $500 minimum. Subsequent investments for all accounts must be at least $50. With subsequent investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. The investment will be processed at the public offering price calculated on the same business day it is received if it arrives before 1:00 pm San Francisco time; otherwise, it will be processed the next business day.


Purchases Via Parnassus Automatic Investment Plan (PAIP)

After making an initial investment to open an account, a Parnassus shareholder may purchase additional shares ($50 minimum) via the Parnassus Automatic
Investment Plan (PAIP). On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your Fund account on the day of your choice (3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. For further information, call the Fund and ask for the free brochure called "Automatic Investing and Dollar-Cost Averaging".


Purchases Through A Broker-Dealer


Broker-dealers may place orders on behalf of clients by calling the Distributor. If a client places an order with a broker-dealer prior to 1:00 p.m. San Francisco time on any business day (see below) and the broker-dealer forwards the order to the Distributor prior to 1:00 p.m. San Francisco time on that day, the order will be processed at the offering price calculated that same day. Otherwise, the offering price will be calculated as of the close of the NYSE the next business day. The broker-dealer is responsible for placing purchase orders promptly with the Distributor and for forwarding payment within three business days.

Net Asset Value

The Fund's net asset value per share is determined as of 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for trading ("business day") and on any other day that there is a sufficient degree of trading in investments held by the Fund to affect the net asset value, except that the net asset value may not be determined on any day that there are no transactions in shares of the Fund. The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of the Fund's portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. See the Statement of Additional Information for details.

Telephone Transfers

Shareholders who elect to use telephone transfer privileges must so indicate on the account application form. The telephone transfer privilege allows a shareholder to effect exchanges from the Fund into an identically registered account in another one of the Parnassus Funds (e.g. The Parnassus Income Fund). Neither the Fund nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Fund and Parnassus Investments will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Procedures may include one or more of the following: recording all telephone calls requesting telephone exchanges, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone exchange is made. The Fund and Parnassus Investments may be liable for any losses due to un-authorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transfers and may choose to make all exchanges in writing. The telephone exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


HOW TO REDEEM SHARES
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You may sell or redeem your Fund shares by offering them for "repurchase" or "redemption" directly to the Fund or through your dealer. If you offer shares through your dealer before the close of the New York Stock Exchange and your dealer transmits your offer to the Distributor before 1:00 p.m. (San Francisco time) that day, you will receive that day's price. Your dealer may charge for this service, but you can avoid this charge by selling your shares directly to the Fund as described below.


To sell your shares directly to the Fund (that is, to redeem your shares), you must send your instructions to the Fund at One Market-Steuart Tower #1600, San Francisco, California 94105. You may also send your redemption instructions by FAX to (415) 778-0228 if the redemption is less than $25,000. Your shares will be redeemed at the net asset value next determined after receipt by the Fund of your instructions in proper form. Give your account number and indicate the number of shares you wish to redeem. All owners of the account must sign unless the account application form states that only one signature is necessary for redemptions. All redemption checks must be sent to the address-of-record on the account. The Fund must have a change-of-address on file for 30 days before we send redemption or distribution checks to the new address. Otherwise, we require a signature guarantee or the check must be sent to the old address. If you wish to have redemption proceeds sent by wire transfer or by overnight mail, there will be a charge of $10 per transaction. The Fund usually requires additional documents when shares are registered in the name of a corporation, agent or fiduciary or if you are a surviving joint owner. In the case of a corporation, we usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, we usually require an authorizing document. In the case of a surviving joint owner, we usually require a copy of the death certificate. Contact the Fund by phone at (800) 999-3505 if you have any questions about requirements for redeeming your shares.

If the Fund has received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Fund will promptly send you a check for the proceeds from the sale. Ordinarily, the Fund must send you a check within seven days unless the New York Stock Exchange is closed for other than weekends or holidays. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase) necessary to determine that the purchase check will be honored. Rules of the Securities and Exchange Commission also authorize delayed redemptions during periods when trading on the Exchange is restricted or during an emergency which makes it impractical for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period authorized by the Commission for the protection of investors.

REINVESTMENT PRIVILEGE. If you redeem some or all of your shares and then change your mind, you may re-invest them without sales charge at the net asset value if you do so within 60 days. This privilege may be exercised only once by a shareholder with respect to this Fund. However, a shareholder has not used up this one-time privilege if the sole purpose of a prior redemption was to invest the proceeds at net asset value in an Individual Retirement Account or SEP. If the shareholder has realized a gain on the redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested. If a shareholder redeems shares from the Parnassus Fund and invests the proceeds in shares of the Parnassus Income Fund, the shareholder may reinvest the proceeds of those shares back into the Parnassus Fund at any time without a sales charge.


REDEMPTION OF SMALL ACCOUNTS. The Trustees may, in order to reduce the expenses of the Fund, redeem all of the shares of any shareholder whose account is worth less than $500 as a result of a redemption. This will be done at the net asset value determined as of the close of business on the business day preceding the sending of such notice of redemption. The Fund will give shareholders whose shares are being redeemed 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.

DISTRIBUTIONS AND TAXES
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By paying out substantially all its net investment income (among other things), the Fund believes it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to continue to qualify and, if so, it will not pay federal income taxes on either its net investment income or on its capital gains. Instead, each shareholder will be responsible for his or her own taxes. All dividends from net investment income together with distributions of short-term capital gains (collectively, "income dividends"), will be taxable as ordinary income to shareholders even though paid in additional shares. Any net long-term capital gains ("capital gain distributions") distributed to shareholders are taxable as such to shareholders. Tax-exempt shareholders, of course, will not be required to pay taxes on any amounts paid to them.

Income dividends and capital gains distributions will be paid once a year and they are taxable in the year received. For the convenience of investors, all payments are made in shares of the Fund and there is no sales charge for this reinvestment. Shareholders who prefer to receive payment of income dividends and/or capital gain distribution in cash should notify the Fund at least five days prior to the payment date. Annually, you will receive on Form 1099 the dollar amount and tax status of all Distributions you received.

The Fund may be required to impose backup withholding at a rate of 31% from any income dividends and capital gain distributions and upon payment of redemption proceeds. Shareholders can eliminate any backup withholding requirements by furnishing certification of taxpayer identification numbers and reporting dividends.

To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by the Fund, such dividends, in the hands of the Fund's corporate shareholders, will be eligible for the 70% dividends received deduction.

The distribution is usually made in December of each year. If an investor purchases shares just before the distribution date, he or she will be taxed on the distribution even though it's a return of capital.

PERFORMANCE INFORMATION
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From time to time, the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods. The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund, from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price (maximum sales charge) and that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund. Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value. Quotations of "overall return" are the same as "total return" except that "overall return" calculations do not deduct the sales charge.

Performance  Figures

FOR PERIODS ENDING DECEMBER 31, 1996    AVERAGE ANNUAL TOTAL RETURN   AVERAGE ANNUAL OVERALL RETURN
---------------------------------------------------------------------------------------------------
One Year                                           7.77%                   11.68%
Five Years                                        14.27%                   15.09%
Ten Years                                         12.20%                   12.60%

     Total return is the return to an individual shareholder after paying the maximum sales charge.

     Overall return gives the investment performance of the Fund. Overall return does not take into account payment of the sales charge. This return figure should be used for comparative purposes such as comparing the Parnassus Fund's performance to published returns in newspapers and magazines.

The Fund may also advertise its cumulative total return for prior periods and compare its performance to the performance of other selected mutual funds, selected market indicators such as the Standard & Poor's 500 stock index or non-market indices or averages of mutual fund industry groups.

The Fund may quote its performance rankings and/or other information as published by recognized independent mutual funds statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in that category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expenses reimbursements.

All Fund performance information is historical and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more
or less  than  their  orginal  cost.   The  Fund's  annual  report  contains
additional performance information including a discussion by management. You may obtain a copy of the annual report without charge by calling or writing the Fund.

GENERAL INFORMATION
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The Fund was organized as a Massachusetts business trust on April 4,1984. The Declaration of Trust provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust provides that the Fund's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of our outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of our outstanding shares. If not so terminated, the Fund will continue indefinitely.

Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105 has been selected as the Fund's independent auditors.

Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Fund's assets. Shareholder inquiries should be directed to the Fund.

Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and accounting agent. As transfer agent, Parnassus Investments receives a fee of $2.30 per account per month. As accounting agent, Parnassus Investments receives a fee of $70,000 per year. Jerome L. Dodson, the Fund's President, is the sole stockholder of Parnassus Investments.

Parnassus Investments may also arrange for third parties to provide certain services including account maintenance, recordkeeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third party service providers. (Service providers who do not maintain an omnibus account for their clients will be limited to a fee of 0.10% per annum paid by the Fund. Parnassus Investments, however, may elect to pay such service providers an additional 0.15% from its own funds for a total not to exceed 0.25% per annum.)

INVESTMENT ADVISER
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

LEGAL COUNSEL
Richard D. Silberman, Esq.
465 California Street #1020
San Francisco, California 94104

AUDITORS
Deloitte & Touche LLP
50 Fremont Street
San Francisco, California 94105

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111

DISTRIBUTOR
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

http://networth.quicken.com/parnassus